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                                                                 EXHIBIT 10(xii)





                                  CO-STEEL INC.



                          EXECUTIVE SHARE PURCHASE PLAN

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                                  CO-STEEL INC.

                          EXECUTIVE SHARE PURCHASE PLAN

1.0      PURPOSE AND ESTABLISHMENT OF THE PLAN

1.1 Co-Steel hereby establishes a plan to be known as "The Co-Steel Executive Share Purchase Plan" (the "Plan"). The Plan has been established for the following purposes:

         (a)  to encourage Executives to invest in Common Shares;

         (b) to facilitate such investment by providing the means whereby Common Shares can be acquired through payroll deductions and contributions on behalf of Participants by Participating Companies and held for safekeeping on behalf of Participants.


2.0      DEFINITIONS

2.1      "ACT" means the Income Tax Act (Canada), as amended;

2.2      "CANADIAN EXECUTIVE" means an Executive who is not a U.S. Executive;

2.3      "CANADIAN PARTICIPANT" means a Canadian Executive who is a Participant;

2.4 "CANADIAN TRUST" means The Co-Steel Inc. Executive Share Purchase Plan Canadian Trust as embodied in a trust agreement entered into between Co-Steel and the Canadian Trustee;

2.5 "CANADIAN TRUST AGREEMENT" means the Trust Agreement entered into by the Canadian Trustee and Co-Steel in connection with the administration of the Trust Fund (as defined in the Canadian Trust Agreement) for the purposes of the Plan, as amended from time to time;

2.6 "CANADIAN TRUSTEE" means Co-Steel Benefit Plans Inc. or its successor from time to time as set out in the Canadian Trust Agreement;

2.7      "CHANGE-IN-CONTROL" means any of the following occurrences:

         (a) the acquisition by any one shareholder, or group of shareholders acting jointly or in concert, of more than 50% of the outstanding voting shares of Co-Steel;

         (b) a sale by Co-Steel of all or substantially all of its assets to an unrelated third party, or other liquidation or dissolution;

         (c) a change in the composition of the Board of Directors of Co-Steel involving at least one-half of the Board which occurs at the same time or within a 60 day period; or

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         (d)  a merger, consolidation, or other reorganization of Co-Steel which results in Co-Steel's shareholders owing less than 50% of the voting shares of the resulting entity;

2.8 "CO-STEEL" means Co-Steel Inc., a corporation incorporated under the laws of Ontario.

2.9 "COMMITTEE" means the Compensation Committee of the Board of Directors of Co-Steel, or any other Committee of the Board, designated by the Board to supervise the governance of this Plan.

2.10 "COMMON SHARES" means whole and fractional common shares in the capital of Co-Steel.

2.11 "CONTRIBUTION PERIOD" means the period in any calendar year during which a Participant participates in the Plan.

2.12 "EXECUTIVE" means a full-time executive officer of any of the Participating Companies.

2.13 "LONG-TERM DISABILITY" means the incapacity of a Participant, as determined by a licensed medical practitioner, due to a medically determinable physical or mental impairment which prevents such Participant from performing substantially all of the essential duties of his office or employment for a period of six months or more but does not include Permanent Disability.

2.14 "NORMAL RETIREMENT" means retirement from office or employment with a Participating Company (at the election of the Participant and as agreed to by the Participating Company) coincident with or next following the attainment by the Participant of age [SIXTY-FIVE], or such earlier time as agreed to between the Participant and the relevant Participating Company.

2.15 "PARTICIPANT" means an Executive who has been an Executive of a Participating Company who elects to participate in the Plan pursuant to
         Section 3.1 hereof and/or an Executive who has not so elected but on whose behalf contributions to the Plan have been made by Participating Companies pursuant to Section 4.2 hereof, and in the case of the death of a Participant, includes the personal representative of the Participant.

2.16 "PARTICIPATING COMPANIES" means Co-Steel and any subsidiary of Co-Steel designated as a Participating Company from time to time by the Committee.

2.17 "PERMANENT DISABILITY" means the complete and permanent incapacity of a Participant, as determined by a licensed medical practitioner, due to a medically determinable physical or mental impairment which prevents such Participant from performing substantially all of the essential duties of his office or employment.

2.18 "SHORT-TERM DISABILITY" means the incapacity of the Participant, as determined by a licensed medical practitioner, due to a medically determinable physical or mental impairment which prevents such Participant from performing substantially all of the essential duties of his office or employment for a period of less than six months.

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2.19     "TERMINATION DATE" in respect of a Participant's termination pursuant to Section 6.4, means the Participant's last day of active service (without regard to any notice of termination owing pursuant to statute, agreement or common law).

2.20 "TERMINATED PARTICIPANT" means a Participant who has been terminated in accordance with Section 6.4 of the Plan.

2.21 "UNVESTED SHARES" means those Common Shares held by the Canadian Trustee or the U.S. Agent, as the case may be under the Plan for the benefit of a Participant that have not vested for the purposes of the Plan such that such Participant does not have an absolute right to such Common Shares;

2.22 "U.S. AGENT" means Co-Steel Benefit Plans U.S.A. Inc. or any successor appointed by Co-Steel from time to time;

2.23 "U.S. AGENCY AGREEMENT" means the agency agreement entered into by the U.S. Agent and Co-Steel for the purposes of the Plan, as amended from time to time.

2.24 "U.S. EXECUTIVE" means an Executive who is employed by a U.S. subsidiary of Co-Steel;

2.25     "U.S. PARTICIPANT" means a U.S. Executive who is a Participant;

2.26 "VESTED SHARES" means those Common Shares that have vested in a Participant in accordance with the Plan so that such Participant has an absolute right to such Common Shares for the purposes of the Plan.


3.0      PARTICIPATION

3.1 Executives may elect to participate in the Plan by signing and delivering to Co-Steel an election and authorization in the form attached hereto as Schedule A with respect to Canadian Participants and Schedule B with respect to U.S. Participants which shall:

         (a) indicate the amount (being a minimum of $25 and up to 5% of the bi-weekly base salary of the Participant) which such Participant desires to apply to the purchase of Common Shares and authorizing the payroll deduction of such amount on a bi-weekly basis (after applicable statutory deductions); and

         (b) authorize Co-Steel and/or the Canadian Trustee or the U.S. Agent, as the case may be, to cause Common Shares to be acquired on behalf of the Participant as soon as reasonably practicable after the last trading day of each month (and outside of designated insider trading black-out periods) and to cause the Common Shares so acquired to be held for safekeeping by the Canadian Trustee as agent for the Canadian Participant or by the U.S. Agent for the U.S. Participant as the case may be.

3.2 As soon as reasonably practicable after the last trading day in each month and outside of designated insider trading black-out periods, funds contributed to the Plan pursuant to Section 3.1 by a Canadian Participant shall be used by the Canadian Trustee to acquire Common Shares on The Toronto Stock Exchange at the prevailing market price of

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         Common Shares at the time and on the date of purchase of such Common
         Shares. All such Common Shares acquired by the Canadian Trustee under the Plan in accordance with this subsection 3.2 are Vested Shares of the Canadian Participant and shall be held by the Canadian Trustee for safekeeping as agent for such Canadian Participant until delivered pursuant to the provisions of Article 6.0 or Article 7.0.

3.3 As soon as reasonably practicable after the last trading day in each month and outside of designated insider trading blackout periods, funds contributed to the Plan pursuant to Section 3.1 by a U.S. Participant shall be used by the U.S. Agent to acquire Common Shares on the Toronto Stock Exchange at the prevailing market price of Common Shares at the time and on the date of purchase of such Common Shares. All such Common Shares acquired by the U.S. Agent under the Plan in accordance with this section 3.3 are Vested Shares of the U.S. Participant and shall be held by the U.S. Agent for safekeeping as agent for such U.S. Participant until delivered pursuant to the provisions of Articles 6.0 or 7.0.

3.4 An election to participate in the Plan may be delivered only twice in each of Co-Steel's fiscal years. If a Participant ceases to participate in the Plan at any time during Co-Steel's fiscal year, such Participant shall not be entitled to resume participation in the Plan by delivering an election until the earlier of the commencement of the following fiscal year or the commencement of Co-Steel's third fiscal quarter.


4.0      CONTRIBUTIONS BY PARTICIPATING COMPANIES

4.1 Concurrently with each contribution by a Participant under section 3.1 above, the Participating Companies will cause to be contributed to the Canadian Trustee for the benefit of a Canadian Participant or to the U.S. Agent, for the benefit of a U.S. Participant, as the case may be, an amount equal to such Participant's contribution. Contributions for a Canadian Participant shall be made to the Canadian Trustee by the Participating Company that employs the Canadian Participant. Contributions for a U.S. Executive shall be made to the U.S. Agent by the U.S. subsidiary of Co-Steel that employs the U.S. Participant.

4.2      In addition to contributions made by Participating Companies under section 4.1 hereof, Participating Companies may, in their sole discretion, make additional contributions in respect of any one or more Participants. The Committee may attach any conditions or requirements, including any conditions or requirements respecting the vesting of Common Shares acquired with such additional contributions, as the Committee may determine in its absolute discretion in respect of such additional contributions.

4.3 The contributions set out in sections 4.1 and 4.2 may be satisfied, at the election of the Participating Companies, as provided in sections 4.4, 6.2 or 6.4.

4.4 Notwithstanding the provisions of Sections 4.1 and 4.2, if a Participant forfeits his or her Unvested Shares in accordance with Sections 6.2, or 6.4, all rights of such Participant with respect to such forfeited Unvested Shares shall immediately terminate. The Unvested Shares so forfeited will (at the discretion of Co-Steel) be either (a) reallocated by the Canadian Trustee or U.S. Agent, as the case may be, to all or a portion of the

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         remaining or future Participants in satisfaction of the current or future obligations of the Participating Companies to make contributions under the Plan in accordance with Sections 4.1 or 4.2 or (b) sold by the Canadian Trustee or U.S. Agent, as the case may be, and the net proceeds of such remitted to the appropriate Participating Company.

4.5 As soon as reasonably practicable after the last trading day in each month, funds contributed to the Plan pursuant to Sections 4.1 and 4.2 shall be used by the Canadian Trustee or the U.S. Agent, as the case may be, to acquire Common Shares on The Toronto Stock Exchange at the prevailing market price of Common Shares at the time and on the date of purchase of Common Shares.

4.6 The purchase of Common Shares by the Canadian Trustee or U.S. Agent, as the case may be, in accordance with the Plan shall comply at all times and in all respects with all applicable laws, including, without limitation, all rules, regulations and by-laws of The Toronto Stock Exchange and all policies and regulations of applicable securities regulatory authorities.


5.0      ACCOUNTING AND REPORTING

5.1 An account will be maintained by each of the Canadian Trustee and the U.S. Agent, as the case may be, for each Participant in which there will be recorded the deposits made to the Plan by the Participant and by the Participating Companies and the number of Common Shares held on his or her behalf. Each account shall separately denote the Participant's Vested Shares and Unvested Shares. Each account shall also contain such other information as may be necessary in connection with the administration of the Plan.

5.2 The Canadian Trustee and the U.S. Agent, as the case may be, will provide to each Participant on a semi-annual basis a summary of such Participant's account and a calculation of the average acquisition cost of Common Shares held on his or her behalf.


6.0      VESTING

6.1 All Common Shares acquired by the Canadian Trustee or the U.S. Agent, as the case may be, under the Plan with funds contributed to the Plan by a Participating Company shall be unvested until five years from the date of acquisition by the Canadian Trustee or the U.S. Agent, as the case may be, of such Common Shares for the benefit of such Participant at which time such Unvested Shares shall become Vested Shares of such Participant.

6.2      (a)  The right of a Participant in respect of Unvested Shares acquired pursuant to Article 4.0 in a Contribution Period shall cease and terminate if such Participant has withdrawn from the Plan any of the Common Shares acquired by the Canadian Trustee or the U.S. Agent, as the case may be, with funds contributed to the Plan by such Participant during that same Contribution Period.

         (b) Pursuant to Section 4.4 above, the Unvested Shares so forfeited will be reallocated by the Canadian Trustee to all or a portion of the remaining or future Canadian Participants and by the U.S. Agent to all or a portion of the remaining or future U.S. Participants in satisfaction of the current or future obligations of the Participating

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              Companies to make contributions under the Plan in accordance with
              Sections 4.1 or 4.2 or sold with proceeds remitted to the appropriate Participating Company.

6.3      (a)  If the employment of a Participant is terminated by reason of
              Normal Retirement of the Participant, all Unvested Shares of such Participant shall immediately become Vested Shares of that Participant. Thereafter, such Participant shall have no further entitlement under the Plan and must take immediate delivery of all Vested Shares provided that no fractional Common Shares shall be issued and the Participant shall be entitled to a cash payment in lieu thereof.

         (b) If the Participant ceases to perform the essential duties of his or her office of employment by reason of a Long-Term Disability or maternity leave, neither the Participating Companies nor the Participant shall be entitled to make contributions to the Plan but the Participant shall be entitled to remain a Participant in a Plan during such time as he or she is not performing the essential duties of his or her office or employment or is on maternity leave.

         (c) If a Participant ceases to perform the essential duties of his or her office or employment by reason of Short-Term Disability, the Participant shall be entitled to continue to contribute to the Plan, provided that the Participant continues to receive payments from a Participating Company.

6.4 If the employment of a Participant is terminated for any reason (including, but not limited to, termination without cause) other than Normal Retirement, all rights of such Terminated Participant with respect to all Unvested Shares shall terminate on the Terminated Participant's Termination Date. Thereafter, such Terminated Participant shall have no further entitlement under the Plan and shall cease to be a beneficiary under the Plan except with respect to any Vested Shares of the Terminated Participant. The Terminated Participant must deliver a written direction to the Canadian Trustee or the U.S. Agent, as the case may be within 90 days of such Termination Date to either (i) take all steps necessary to convert such Terminated Participant's Vested Shares to cash and to forward a cheque for the amount of cash so realized (net of all fees and expenses) to such Terminated Participant; or (ii) deliver share certificates to the Terminated Participant evidencing such Vested Shares, provided that no fractional Common Shares shall be issued and the Terminated Participant shall be entitled to a cash payment in lieu thereof. In the event that a Terminated Participant fails to deliver such notification within such 90 days, the Canadian Trustee or the U.S. Agent, as the case may be shall take all steps necessary to convert such Terminated Participant's Vested Shares to cash and to forward a cheque for the amount of cash so realized (net of all fees and expenses) to the Terminated Participant. Pursuant to
         Section 4.4 above, the Unvested Shares so forfeited will be reallocated by the Canadian Trustee to all or a portion of the remaining or future Canadian Participants and by the U.S. Agent to all or a portion of the remaining or future U.S. Participants in satisfaction of the current or future obligations of the Participating Companies to make contributions under the Plan in accordance with Sections 4.1 or 4.2 or sold by the Canadian Trustee or the U.S. Agent, as the case may be, and the net proceeds of such remitted to the appropriate Participating Company that made the contribution with which such forfeited Unvested Shares were purchased.

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                                       8


6.5 Notwithstanding anything else contained herein, unless otherwise expressly determined by the Committee, if there is a Change-in-Control, all of each Participant's Unvested Shares shall immediately vest in that Participant. Each Participant shall have the right to tender his or her Unvested Shares to a take-over bid (within the meaning of the Securities Act (Ontario)), other than a take-over bid that is exempt from the requirements of Part XX of such Act pursuant to Sections 93(1)(b) or (c) thereof (a "Qualifying Take-Over Bid") by notice of guaranteed delivery. If a Qualifying Take-over Bid is made for the Common Shares, and such Qualifying Take-over Bid does not permit tendering by notice of guaranteed delivery, Co-Steel shall, on consummation of such a Qualifying Take-over Bid, subject to compliance with all applicable laws and regulations, repurchase each Unvested Share held by the Participants at a purchase price equal to the offer price pursuant to the Qualifying Take-over Bid. Co-Steel will take all reasonable steps necessary to facilitate or guarantee the exercise by the Participants of the rights hereinbefore described.

6.6      Until delivered to the Participant pursuant to the provisions of this
         Article 6.0 or Article 7.0 hereof, Vested Shares allocated to a Canadian Participant shall be held for safekeeping by the Canadian Trustee as agent for such Canadian Participant and Vested Shares allocated to a U.S. Participant shall be held for safekeeping by the U.S. Agent as agent for such U.S. Participant.

6.7 In the case of a Canadian Participant prior to the end of each calendar year, for the purposes of section 32.1 of the Act, the Canadian Trustee shall allocate among the Participating Companies, who contributed in accordance with the Plan for Canadian Participants the amount by which
         (i) all payments made in the year from the Plan to or for the benefit of Canadian Participants exceeds, (ii) the income of the Plan for the year.


7.0      WITHDRAWAL

7.1 A Canadian Participant may, at any time and from time to time but in no circumstance more than two times in any fiscal year of Co-Steel, by completing and delivering a withdrawal notice in the form of Schedule B hereto request of the Canadian Trustee, (i) delivery to him or her of certificates for Vested Shares; (ii) that the Canadian Trustee sell a specified number of Vested Shares and remit the proceeds derived therefrom to the Canadian Participant, or (iii) delivery to the Canadian Participant's registered retirement savings plan of certificates for Vested Shares.

7.2 A U.S. Participant may, at any time and from time to time but in no circumstance more than two times in any fiscal year of Co-Steel, by completing and delivering a withdrawal notice in the form of Schedule D hereto request of the U.S. Agent, (i) delivery to him or her of Certificates for Vested Shares; or (ii) request that the U.S. Agent sell a specified number of Vested Shares and remit the proceeds derived therefrom to the U.S. Participant.

7.3 Other than pursuant to the policy of Co-Steel respecting the trading of the Common Shares by Executives or by law, Vested Shares are not subject to any restrictions concerning their use.

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                                       9


7.4 Only whole Vested Shares will be delivered. If a Participant is entitled to a fraction of a Vested Share, such entitlement will be satisfied by the cash payment to such Participant of the then current market value of such fraction of a share.


8.0      DIVIDENDS AND OTHER RIGHTS

8.1 The Canadian Trustee or U.S. Agent, as the case may be, shall distribute all cash dividends and stock dividends received by it in a year in respect of all:

              (i)  Vested Shares held by it on behalf of any Participant; and

              (ii) Unvested Shares allocated with respect to such Participant,

         to that Participant in the same year as such dividends are received by the Canadian Trustee or U.S. Agent, as the case may be.

8.2 If the Canadian Trustee or U.S. Agent, as the case may be, becomes entitled to subscribe for additional shares or other securities of Co-Steel by virtue of the Canadian Trustee or U.S. Agent, as the case may be, being the registered holder of Common Shares, the Canadian Trustee or U.S. Agent, as the case may be, shall forthwith irrevocably transfer such subscription rights with respect to all

              (i)  Vested Shares held by it on behalf of any Participant; and

              (ii) Unvested Shares allocated with respect to such Participant;

         to that Participant.

8.3 The Canadian Trustee or U.S. Agent, as the case may be, may attend all meetings of shareholders of Co-Steel which it shall be entitled to attend by virtue of being the registered holder of Common Shares and shall vote the Vested Shares held on behalf of each Participant at every such meeting in such manner as such Participant shall have directed in writing, and in default of any such direction, the Canadian Trustee or U.S. Agent, as the case may be, shall refrain from voting such Vested Shares. The Canadian Trustee or U.S. Agent, as the case may be, shall not vote Unvested Shares. The Canadian Trustee or U.S. Agent, as the case may be, will, if so required by any Participant, execute all proxies necessary or proper to enable the Participant to attend at such meeting in place of the Canadian Trustee or U.S. Agent, as the case may be.


9.0      AMENDMENT/TERMINATION

9.1 A Participant may terminate participation in the Plan at any time by notice in writing to Co-Steel. All of a Participant's Vested Shares and Unvested Shares shall remain in the Plan, unless otherwise terminated or withdrawn in accordance with the Plan.

9.2 The Committee may terminate the Plan at any time and may amend any provisions of the Plan, the Canadian Trust Agreement or U.S. Agent, as the case may be, but

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                                       10


         (a) no amendment of the Plan or any such agreement or any termination of the Plan, shall divest any Participant of his or her entitlement to Common Shares as provided in Article 6 or of any rights a Participant may have in respect of the Common Shares, without the prior written consent of the Participant; and

         (b) no amendment of the Plan or Canadian Trust Agreement or U.S. Agency Agreement shall affect the rights and duties of the Canadian Trustee or the U.S. Agent, as the case may be, without its prior written consent.


10.0     GENERAL

10.1 The Plan is established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each and every provision of the Plan shall be according to the laws of the Province of Ontario and the federal laws of Canada applicable therein.

10.2 The Trustee shall be entitled to rely on a certificate of the CEO, the Senior Vice President of Human Resources or the Corporate Secretary of Co-Steel as to any of the following matters:

         (a) when the employment of a Participant with a Participating Company has terminated;

         (b) the date of death, Normal Retirement, Permanent Disability, Long-Term Disability or Short-Term Disability of any Participant;

         (c) when an Executive is deemed to be a Participant for the purposes of the Plan; and

         (d) the vesting period of any Common Shares granted to a Participant under the Plan.

10.3 The Committee may make, amend and repeal at any time and from time to time such regulations not inconsistent herewith as it may deem necessary or advisable for the proper administration and operation of the Plan. In particular, the Committee may delegate to any officer of a Participating Company such administrative duties and powers as it may see fit.

10.4 Two officers of Co-Steel, one of whom must be the CEO, the Senior Vice President of Human Resources or the Corporate Secretary, are hereby authorized to sign and execute all instruments and documents and do all things necessary or desirable for carrying out the provisions of this Plan.

10.5 The Plan, the Canadian Trust Agreement and the U.S. Agency Agreement, as applicable, shall enure to the benefit of and be binding upon the Participant and Co-Steel, their heirs, successors and permitted assigns. The interest hereunder of any Participant shall not be transferable or alienable by such Participant either by assignment or in any other manner whatsoever and, during his or her lifetime, shall be vested only in him or her, but shall enure to the benefit of and be binding upon the legal personal representatives of the Participant.

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                                       11


10.6 Any questions of interpretation of the Plan will be submitted to the Committee for resolution. Any resolution of such a question of interpretation of the Plan by the Committee shall be final in all respects, and in particular, shall not be subject to any appeals whatsoever.

10.7     This Plan is an "employee benefit plan" for the purposes of the Act.


DATED as of the 15th day of September, 2000.




                                        CO-STEEL INC.

                                        Per:
                                             -----------------------------------

                                        Per:
                                             -----------------------------------

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                                   SCHEDULE A

                    ELECTION TO PARTICIPATE AND AUTHORIZATION

                                  CO-STEEL INC.

                          EXECUTIVE SHARE PURCHASE PLAN

                             (CANADIAN PARTICIPANT)



TO:       CO-STEEL INC. (THE "CORPORATION")

AND TO:   CO-STEEL BENEFIT PLANS INC. (THE "TRUSTEE")

1. The undersigned acknowledges that he/she has been advised that he/she is eligible to participate in The Co-Steel Executive Share Purchase Plan (the "Plan") and that he/she has received a copy of the Plan and hereby elects to participate in the Plan to the extent of ______% (Indicate to one decimal place the percentage of bi-weekly base salary, $25 to 5% only.)

2. The undersigned authorizes payment of the foregoing amount by bi-weekly payroll deductions, on an after-tax basis.

3. The undersigned authorizes the Corporation and/or the Trustee to cause the moneys to be used to acquire Common Shares of the Corporation in accordance with the Plan and to cause such shares to be registered in the name of the Trustee as agent on behalf of the undersigned Executive.

4. The undersigned agrees that the Common Shares so acquired will be held pursuant to and subject to the terms of the Plan.



DATE:
      ----------------------------         -------------------------------------
                                           EXECUTIVE SIGNATURE


                                           -------------------------------------
                                           EXECUTIVE NAME - PLEASE PRINT


                                           -------------------------------------
                                           NAME OF EMPLOYER

                                   SCHEDULE B

                    ELECTION TO PARTICIPATE AND AUTHORIZATION

                                  CO-STEEL INC.

                          EXECUTIVE SHARE PURCHASE PLAN

                               (U.S. PARTICIPANT)



TO:      CO-STEEL INC. (THE "CORPORATION")

AND TO:  CO-STEEL BENEFIT PLANS USA INC. (THE "AGENT")

1. The undersigned acknowledges that he/she has been advised that he/she is eligible to participate in The Co-Steel Executive Share Purchase Plan (the "Plan") and that he/she has received a copy of the Plan and hereby elects to participate in the Plan to the extent of ______% (Indicate to one decimal place the percentage of bi-weekly base salary, $25 to 5% only.)

2. The undersigned authorizes payment of the foregoing amount by bi-weekly payroll deductions, on an after-tax basis.

3. The undersigned authorizes the Corporation and/or the Agent to cause the moneys to be used to acquire Common Shares of the Corporation in accordance with the Plan and to cause such shares to be registered in the name of the Agent as agent on behalf of the undersigned Executive.

4. The undersigned agrees that the Common Shares so acquired will be held pursuant to and subject to the terms of the Plan.



DATE:
      ----------------------------          ------------------------------------
                                            EXECUTIVE SIGNATURE


                                            ------------------------------------
                                            EXECUTIVE NAME - PLEASE PRINT


                                            ------------------------------------
                                            NAME OF EMPLOYER

                                   SCHEDULE C

                                WITHDRAWAL NOTICE

                                  CO-STEEL INC.

                          EXECUTIVE SHARE PURCHASE PLAN

                             (CANADIAN PARTICIPANT)


TO:      CO-STEEL INC.

AND TO:  CO-STEEL BENEFIT PLANS INC. (THE "TRUSTEE")

1.   The undersigned wishes to withdraw from the Plan

     [ ] ______________ Common Shares (which were acquired by the undersigned in the ______________ calendar year(s)) through payroll contributions; and/or

     [ ] ______________ Common Shares (which were acquired with contributions made by my employer and which vested in the ______________ calendar year(s))

     and requests that a certificate for such shares be registered in the name of, and delivered to [ ], the undersigned or [ ] ________________ (i.e., the undersigned's registered retirement savings plan).

     OR

2.   The undersigned wishes that you sell

     [ ] _______________ Common Shares (which were acquired by the undersigned in the ___________ calendar year(s)) through payroll contributions; and/or

     [ ] _______________ Common Shares (which were acquired with contributions made by my employer and which vested in the ______________ calendar year(s))


     and requests that the proceeds from such sale be remitted to the undersigned (less all applicable fees and withholding).

NOTES:

1. WITHDRAWALS FROM THIS PLAN MAY AFFECT YOUR RIGHTS TO UNVESTED SHARES UNDER THE PLAN. CONTACT YOUR LOCAL HUMAN RESOURCES REPRESENTATIVE FOR FURTHER INFORMATION.

2. WITHDRAWALS FROM THIS PLAN MAY TERMINATE YOUR RIGHT TO PARTICIPATE IN THE PLAN FOR THE REMAINDER OF THE CURRENT CALENDAR YEAR.


DATE:
      ----------------------------          ------------------------------------
                                            EXECUTIVE SIGNATURE


                                            ------------------------------------
                                            EXECUTIVE NAME - PLEASE PRINT


                                            ------------------------------------
                                            NAME OF EMPLOYER

                                   SCHEDULE D

                                WITHDRAWAL NOTICE

                                  CO-STEEL INC.

                          EXECUTIVE SHARE PURCHASE PLAN

                               (U.S. PARTICIPANT)



TO:      CO-STEEL INC.

AND TO:  CO-STEEL BENEFIT PLANS U.S.A. INC. (THE "AGENT")

1.   The undersigned wishes to withdraw from the Plan

     [ ] _______________ Common Shares (which were acquired by the undersigned in the ______________ calendar year(s)) through payroll contributions; and/or

     [ ] _______________ Common Shares (which were acquired with contributions made by my employer and which vested in the _______________ calendar year(s))

     and requests that a certificate for such shares be registered in the name of, and delivered to the undersigned

     OR

2.   The undersigned wishes that you sell

     [ ] _______________ Common Shares (which were acquired by the undersigned in the ______________ calendar year(s)) through payroll contributions; and/or

     [ ] ________________ Common Shares (which were acquired with contributions made by my employer and which vested in the ________________ calendar year(s))

     and requests that the proceeds from such sale be remitted to the undersigned (less all applicable fees and withholding).

NOTES:

1. WITHDRAWALS FROM THIS PLAN MAY AFFECT YOUR RIGHTS TO UNVESTED SHARES UNDER THE PLAN. CONTACT YOUR LOCAL HUMAN RESOURCES REPRESENTATIVE FOR FURTHER INFORMATION.

2. WITHDRAWALS FROM THIS PLAN MAY TERMINATE YOUR RIGHT TO PARTICIPATE IN THE PLAN FOR THE REMAINDER OF THE CURRENT CALENDAR YEAR.


DATE:
      ----------------------------          ------------------------------------
                                            EXECUTIVE SIGNATURE


                                            ------------------------------------
                                            EXECUTIVE NAME - PLEASE PRINT


                                            ------------------------------------
                                            NAME OF EMPLOYER